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                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C.

                                     Form 8-K

                                CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):        August 6, 2001
                                                      -------------------------
                             United Heritage Corporation
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               (Exact Name of Registrant as Specified in Its Charter)


                                       Utah
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                    (State or Other Jurisdiction of Incorporation)


               0-9997                                     87-0372826
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     (Commission File Number)              (IRS Employer Identification Number)


         2 Caddo Street, Cleburne, Texas                       76031
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     (Address of Principal Executive Offices)                (Zip Code)


                                (817) 641-3681
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             (Registrant's Telephone Number, Including Area Code)


        (Former Name or Former Address, if Changed Since Last Report)
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ITEM 9.  REGULATION FD DISCLOSURE
     A.      The Registrant is issuing the following press release:

                           * * * * * * * * * * * * * *

                                                           FOR IMMEDIATE RELEASE


                    UNITED HERITAGE TO SEEK STRATEGIC TRANSACTIONS

         CLEBURNE, TEXAS - August 6, 2001. United Heritage Corporation (NASDAQ: UHCP) today announced that the Company's Board of Directors has authorized management to seek strategic transactions for the Company.

         United Heritage Corporation subsidiaries conduct oil and gas operations in the Wardlaw Field (10,500 leasehold acres) in the Val Verde basin in south Texas and in the Permian Basin in eastern New Mexico (20,000 leasehold acres). Independent petroleum engineers have estimated that the Wardlaw Field contains 168 million barrels of oil-in-place, of which an estimated 30 million barrels are proven reserves. The New Mexico property contains an estimated 97 million barrels of oil-in-place. A study is underway to estimate proven reserves. The Company recently initiated a major rework program in this field which contains 284 wells and is currently producing monthly gross cash flow of $80,000 to $100,000.

         In addition, the Company's National Heritage Sales Corporation subsidiary sells the Heritage LIFESTYLE Products-TM- line of prepackaged, fully seasoned meats (Heritage LIFESTYLE Lite Beef-R-, Heritage Lifestyle Choice Beef-TM-, Heritage LIFESTYLE Chicken-TM- and Heritage LIFESTYLE Pork-TM-) and the Heritage LIFESTYLE Lite Beef-R- line of fresh meat products. These products are sold to national and regional grocery chains.

         "Our Company is blessed with many opportunities," said Walter G. Mize, Chairman of the Board and CEO of United Heritage. "We have a great deal of confidence in the value of the oil and gas properties and our National Heritage subsidiary. These operations are at points where additional capital would expedite the realization of their full potential. Our Company can meet all of the capital needs, but not at a pace that would allow us to take advantage of current market conditions. Therefore, our Board has decided to explore strategic transactions as a way of maximizing the Company's value to its shareholders. All types of transactions (mergers, spin-offs, asset sales, strategic alliances, etc.) will be considered," Mize added.

         The Company said that there is no assurance that any transaction will be completed.

         For additional information, contact Walter Mize at the Company or see the Company's SEC filings available through the EDGAR system.


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THIS PRESS RELEASE MAY INCLUDE FORWARD LOOKING STATEMENTS BASED ON CURRENT
EXPECTATIONS THAT INVOLVE A NUMBER OF UNCERTAINTIES.   DETAILS ON THE FACTORS
THAT COULD AFFECT UNITED HERITAGE CORPORATION'S FINANCIAL RESULTS ARE INCLUDED IN UNITED HERITAGE CORPORATION'S SECURITIES AND EXCHANGE COMMISSION
(SEC) FILINGS, INCLUDING THE LATEST ANNUAL REPORT ON FORM 10-K AND ON ITS QUARTERLY REPORTS ON FORM 10-Q.

                                      ###

Contact:
Walter G. Mize
CEO, President
(817) 477-5324 - Phone
(817) 641-3683 - Fax
uhcp@aol.com

                             * * * * * * * * * * * * * *







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         B.   The Registrant is distributing the attached information
concerning it and its oil and gas operations:

                             * * * * * * * * * * * * * *

                                                                       OIL & GAS
                                                                   SUMMARY SHEET
                                                                     SUMMER 2001


                              UNITED HERITAGE CORPORATION
                      P. O. Box 1956, Cleburne, Texas 76033-1956
              Tel: (817) 477-5324 or (817) 641-3681 o Fax: (817) 641-3683

-    Listing: NASDAQ (Symbol UHCP)            Boston Stock Exchange (Symbol UHC)

-    Number of Shareholders: 5,000+

-    United Heritage Corporation is current in all SEC and NASDAQ filings.

-    Shareholders' equity was $27,308,343 at March 31, 2001.  ($2.67 PER SHARE.)

-    30,500 LEASEHOLD ACRES
     United Heritage Corporation's oil and gas activity, through it's subsidiaries, involves 10,500 leasehold acres in the Val Verde Basin of south Texas and approximately 20,000 acres in the Permian Basin in eastern New Mexico . . . 30,500 total leasehold acres.

-   265 MILLION BARRELS OF OIL IN PLACE
    Oil in place on the above leases is estimated to be in excess of 265 million barrels. Gas has not been estimated/evaluated.

-    PROVEN RESERVES
     On June 18, 2001, United Heritage Corporation received an engineering study of its south Texas oil field which showed PROVED RESERVES OF 26,961,000 barrels utilizing the fundamental method of recovery, swabbing. (This study was accepted by Weaver and Tidwell, L.L.P., Certified Public Accountants and Consultants, auditors for United Heritage Corporation.
     Note 14 to the financials of the 10-K for the period ended March 31, 2001, estimates a value of these proven reserves net of future production costs, future development costs, future income tax expense, and less 10% annual discount for estimated timing of cash flows of $92,955,000.) If the appropriate amount of the value of the reserves is added to shareholders' equity, at cost, shareholders' unaudited equity is $93,676,472
     ($9.17 PER SHARE).


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-    For additional information see our SEC filings or contact Investor
     Relations at the Company.









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                                                     UNITED HERITAGE CORPORATION
                                                       UHC PETROLEUM CORPORATION

                                                WARDLAW FIELD SHALLOW PRODUCTION
                                                           (GLEN ROSE FORMATION)
                                                           EDWARDS COUNTY, TEXAS


                                  REGIONAL SETTING
- The Wardlaw Field is located approximately 28 miles west of Rocksprings in EDWARDS COUNTY, TEXAS.

                                       ACREAGE
-    UHC Petroleum Corporation has a leasehold of approximately 10,500 acres.

                                     LEASE TERMS
-    All acreage held by continuous drilling until approximately 2010.
-    100% WI
-    85% NRI

                                         GEOLOGY
-    The Wardlaw Field lies in the southeast portion of the VAL VERDE BASIN.
- Oil production from the field comes from the dolomitic GLEN ROSE formation of Lower Cretaceous age.
-    Average production depth is less than 350 FEET.
-    FIVE (5) PRODUCTIVE ZONES ("A", "B", "C", "D", "E").
-    Average POROSITY IS 27.4% in all zones.
-    Average OIL SATURATION IS 63.5% in all zones.

                                   RESERVES
- An engineering and geological study was conducted by J.R. Butler and Company, Houston, Texas estimating the original oil-in-place to be 168,770,026 STB from the five (5) zones.
- An engineering study conducted by TEC Engineering Group, Tyler, Texas indicated proved reserves of 26,961,000 BO making the present value, discounted at 10%, at $144,852,000.00.

                                  PRODUCTION
- Currently, the field is being produced by pump, casing swab method, and air injection due to the lack of substantial bottom hole pressure.
- To date, a total of 130 wells have been drilled since 1947 on the leasehold.


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-    At this time, production from 68 wells is concentrated in an "area of activity" consisting of approximately 142 acres in Sections 7 and 14, Block F, GC & SF RR Co. Survey.
-    Oil gravity averages 20-25 degrees.

                              FACILITIES/EQUIPMENT
- Mobile home/office, injection plant, fully equipped drilling rig/pulling unit, pickups, fresh water supply, and electricity.

                                   FUTURE
-    Water and/or chemical (A-S-P) flood pilot in "C" zone.
-    Microbial study.
-    Horizontal drilling.
-    Field expansion through drilling of additional wells.




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                                                     UNITED HERITAGE CORPORATION
                                                       UHC PETROLEUM CORPORATION

                                                           WARDLAW DEEP PROSPECT
                                                (STRAWN, PENN SAND, ELLENBURGER)
                                                          EDWARDS COUNTY, TEXAS

REGIONAL SETTING
     - The WARDLAW FIELD is located approximately 28 miles west of Rocksprings in EDWARDS COUNTY, TEXAS.

ACREAGE
     -    UHC PETROLEUM CORPORATION has a leasehold of approximately 10,500
          ACRES.

GEOLOGY
     -    The WARDLAW FIELD lies in the southeast portion of the VAL VERDE
          BASIN.

     -    Production from the WARDLAW FIELD is from the shallow GLEN ROSE
          FORMATION.

     - The prospect is located along a Strawn shelf-margin depositional trend - shallow marine deposits producing reefs, skeletal banks, carbonate sand bars and island complexes.

PRODUCTION

     - Five (5) significant gas fields have been discovered near the WARDLAW LEASEHOLD.

          - VINEGARONE FIELD (STRAWN LIMESTONE). Discovered in 1951. This field is located approximately 17 miles northwest of the leasehold. Cumulative gas production from the field has exceeded 156 BCF from depths of 9,800'-10,000'.

          - VINEGARONE, EAST FIELD (PENN. SAND). Discovered in 1997. This field is located approximately 5 miles northwest of the main portion of the leasehold. The northern part of the leasehold is only 2 miles away from the field. Cumulative gas production from the field has already exceeded 30 BCF.

          - WILDFLOWER FIELD (STRAWN). Discovered in 1997. This field is located between the Vinegarone Field and the Vinegarone, East Field. Cumulative gas production from the field exceeds
               700 MMCF.

          - HOPKINS FIELD (ELLENBURGER). Discovered in 1976. This field is located approximately east-northeast of the Wardlaw. has produced in excess of 1.3 BCFG from only two (2) wells with one well producing the majority (0.93 BCF).

          - SNAKEBITE FIELD (ELLENBURGER). Discovered in 1995. This field is located approximately .5 mile north of the Hopkins Field. Six (6) wells have produced in excess of 3.1 BCFG. Most wells in the field are horizontal wells.



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SEISMIC

          - UHC PETROLEUM CORPORATION acquired a portion of a seismic line shot across part of the WARDLAW acreage by TEXACO in 1978.

          - In 2000, a group shoot was conducted primarily south of the WARDLAW. UHC PETROLEUM CORPORATION received copies of the seismic lines that crossed the Wardlaw acreage.

EXPLORATION POTENTIAL
          -    Multiple pay possibilities
          -    Excellent reserve potentia l.
          -    Pipeline availability.
          -    Current gas market




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                                                   UNITED HERITAGE CORPORATION
                                                    UHC NEW MEXICO CORPORATION
                                                         NEW MEXICO PROPERTIES
                                               Chaves and Roosevelt County, NM

                           PRODUCING PROPERTIES

-    CATO (SAN ANDRES) Unit consisting of 194 WELLS on 15,321.83 ACRES.

- Portions of the TOM-TOM AND TOMAHAWK FIELDS consisting of 74 WELLS on approximately 5,000 ACRES.

-    UHC NEW MEXICO CORPORATION has a total LEASEHOLD of approximately 20,000
     ACRES.

                         REGIONAL SETTING

- The CATO UNIT, TOM-TOM, AND TOMAHAWK OIL AND GAS FIELDS are located approximately 40 MILES east of ROSWELL in southeastern NEW MEXICO and are associated with the northwest portion of the PERMIAN BASIN.

                             LEASE TERMS
-    99.7% WI
-    87.5% NRI

                                GEOLOGY

- All THREE (3) FIELDS produce from the SAN ANDRES FORMATION, the most prolific oil and gas producing formation within the PERMIAN BASIN.

- OIL AND GAS PRODUCTION from the fields comes from THREE (3) SEPARATE zones, the P1, P2, and P3.

- The SAN ANDRES is a buff to dark gray colored dolomite with inter-crystalline porosity. Some small fractures are also present.

- Structural dip on the SAN ANDRES is to the southeast at approximately 100 feet/mile.

-    Porosity and permeability barriers form the outer limits of the fields.

-    AVERAGE PRODUCTION DEPTH is approximately 3,500 FEET.

-    AVERAGE POROSITIES in the zones range from 5%-22%.

                                 RESERVES

- An ENGINEERING STUDY was conducted by PECOS PETROLEUM ENGINEERING, INC., Roswell, New Mexico estimating the remaining oil-in-place for the three
     (3) fields to be approximately 97,000,000 barrels of oil.

                                 PRODUCTION

- Currently, the wells are being produced by rod pumps, flowing, and casing swabbing.

- Current average monthly production (April-May-June 2001): 2,173 BO + 23,795 MCFG.

- OIL GRAVITY averages 20-25 DEGREES (deemed 34 degrees by purchaser, Plains Marketing, LP).



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                                    PURCHASERS

- Gas:  Dynegy, a Fortune 500 company.

- Oil:   Plains Marketing, LP (Oil is deemed 34 degrees with $1.75/bbl bonus).

                                  FUTURE
- Possible CO2 flood.

- Additional infill drilling.

- Re-work/re-completions.

- Horizontal drilling.

                          * * * * * * * * * * * * * *

     THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS THAT INVOLVE A NUMBER OF UNCERTAINTIES, SUCH AS THE VARIOUS RISKS ASSOCIATED WITH EXPLORATION AND PRODUCTION OF OIL AND GAS. DETAILS ON THE FACTORS THAT COULD AFFECT UNITED HERITAGE CORPORATION'S FINANCIAL RESULTS ARE INCLUDED IN UNITED HERITAGE CORPORATION'S SECURITIES AND EXCHANGE COMMISSION FILINGS, INCLUDING THE LATEST ANNUAL REPORT ON FORM 10-K AND ON ITS QUARTERLY REPORTS ON FORM 10-Q.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                       UNITED HERITAGE CORPORATION


Date: August 3, 2001                   BY:    /s/ Walter G. Mize
                                           ----------------------------------
                                           Walter G. Mize, President and
                                           Chief Executive Officer



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